CONSOLIDATED AND COMBINED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Statement Of Income And Comprehensive Income [Abstract]
Net (loss) income	$ (57)	$ 106	$ 74
Other comprehensive income (loss), net of tax (Note 15)
Translation adjustments	21	5	(28)
Adjustments for net pension plan cost	34	35	(9)
Other comprehensive income (loss)	55	40	(37)
Comprehensive (loss) income	$ (2)	$ 146	$ 37